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                                                                   Exhibit 10.17



                             RALPHS GROCERY COMPANY

                   $100,000,000 10.45% Senior Notes due 2004

                               PURCHASE AGREEMENT


                                                                    June 3, 1996


BT Securities Corporation
One Bankers Trust Plaza
New York, New York  10005

Ladies and Gentlemen:

          Ralphs Grocery Company, a Delaware corporation (the "Company"), together with each of Alpha Beta Company, Bay Area Warehouse Stores, Inc., Bell Markets, Inc., Cala Co., Cala Foods, Inc., Falley's Inc., Food 4 Less of California, Inc., Food 4 Less Merchandising, Inc., Food 4 Less of Southern California, Inc., Food 4 Less GM, Inc., and Crawford Stores, Inc. as guarantors (collectively, the "Subsidiary Guarantors", and together with the Company, the "Issuers"), hereby confirm that agreement with you (the "Initial Purchaser"), as set forth below:

          1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser $100,000,000 aggregate principal amount of its Senior Notes, which will be part of the same issue as the 10.45% Senior Notes due 2004 (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantees") on a joint and several basis, by the Subsidiary Guarantors. The Notes and the Guarantees are hereinafter referred to collectively as the "Securities". The Notes are to be issued under an indenture (the "Indenture") to be dated June 6, 1996, by and among the Company, the Subsidiary Guarantors and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

          The Notes will be offered and sold to the Initial Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.


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            In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum dated May 31, 1996 (the "Preliminary Memorandum"), and a final offering memorandum dated June 3, 1996 (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Company and its subsidiaries and any material developments relating to the Company and its subsidiaries occurring after the date of the most recent historical financial statements included therein.

            The Company and the Subsidiary Guarantors understand that the Initial Purchaser proposes to make an offering of the Notes only on the terms and in the manner set forth in the Memorandum and Section 8 hereof as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, to persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, and to a limited number of institutional "accredited investors" ("Accredited Investors"), as defined in Rule 501(a)(1), (2), (3) and (7) under Regulation D of the Act in private sales exempt from registration under the Act, and outside the United States to certain persons in reliance on Regulation S under the Act.

            The Initial Purchaser and its direct and indirect transferees of the Notes will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Issuers have agreed, among other things, to file (i) a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act or (ii) a shelf registration statement pursuant to Rule 415 under the Act relating to the resale of the Notes by holders thereof or, if applicable, relating to the resale of Private Exchange Notes (as defined in the Registration Rights Agreement) by the Initial Purchaser pursuant to an exchange of the Notes for Private Exchange Notes.

            2.    Representations and Warranties.

            (a) Each Issuer jointly and severally represents and warrants to and agrees with the Initial Purchaser that:


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            (i)  Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

           (ii) Each of the Issuers has all the necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum). Each of the Issuers has taken all necessary corporate action to authorize the issuance of the Securities.

          (iii) Each of the Issuers is duly incorporated and validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own or lease its properties and conduct its businesses as now conducted as described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), and each of the Issuers is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have (x) a material adverse effect on the business, condition (financial or other) or results of operations of the Issuers taken as a whole; or (y) an adverse effect on the ability of any Issuer to perform any of its material obligations under this Agreement, the Indenture or the Securities (a "Material Adverse Effect"); the Company has in all material respects, the authorized, issued and outstanding capitalization set forth in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum); the only direct or indirect subsidiaries of the Company are the Subsidiary Guarantors;

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      except as aforesaid, none of the Issuers owns, directly or indirectly, any of the capital stock or other equity securities of any other person, except that Alpha Beta Company has an investment in Certified Grocers of California, Inc. ("Certified"), one of the Company's suppliers, and in Adams/Vermont Renaissance Plaza, Ltd., a California limited partnership, and Food 4 Less GM has an interest in a joint venture with Certified; the outstanding shares of capital stock of each of the Issuers have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights granted by such person; and except as described in the Final Memorandum and except as to any Indebtedness to be repaid on the Closing Date (or, if the Final Memorandum is not in existence the most recent Preliminary Memorandum), all of the outstanding shares of capital stock of each of the Subsidiary Guarantors are owned beneficially by the Company free and clear of all liens, encumbrances, security interests, mortgages, pledges, charges or claims. No holders of securities or any of the Issuers are entitled to have such securities registered under the Registration Statement.

           (iv) The Securities, the Exchange Securities and the Private Exchange Securities have been duly and validly authorized by the Issuers for issuance and conform in all material respects to the description thereof in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum). The Securities, the Exchange Securities and the Private Exchange Securities when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture, and, in the case of the Securities, delivered to and paid for by the Initial Purchaser in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Issuers entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (iii) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the

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      occurrence of a default, and (iv) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable. The Issuers have all requisite corporate power and authority to execute, deliver and perform their respective obligations under the Indenture and the Guarantees to issue and deliver the Securities to the Initial Purchaser as provided herein and to issue the Exchange Securities and the Private Exchange Securities as provided in the Registration Rights Agreement. The Indenture has been duly authorized and, when executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a valid and legally binding agreement of each of the Issuers enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (v) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect on the Guarantees of Section 548 of the Bankruptcy Code and comparable provisions of state law, (w) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (x) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, (y) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable and (z) the unenforceability of the provisions contained in the Indenture relating to the waiver of (A) stay, extension or usury laws and (B) subrogation rights or other rights and defences of the Subsidiary Guarantors. The Indenture meets the requirement for qualification under the Trust Indenture Act.

            (v) The Guarantees endorsed on the Securities have been, and the guarantees endorsed on the Exchange Notes and the Private Exchange Notes will be, duly authorized and, when executed and delivered, will, upon the execution, authentication and delivery of the Securities, Exchange Securities and the Private Exchange Securities and, in the case of the Securities, payment therefor, be valid and binding obligations of each Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with their respective terms, except that the


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      enforcement thereof may be subject to (v) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect on such guarantees of Section 548 of the Bankruptcy Code and comparable provisions of state law, (w) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (x) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, (y) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable and (z) the unenforceability of the provisions contained in the Indentures relating to the waiver of (A) stay, extension or usury laws and (B) subrogation rights or other rights and defences of the Subsidiary Guarantors.

           (vi) This Agreement has been duly authorized, executed and delivered by each of the Issuers and, assuming the due authorization, execution and delivery hereof by the Initial Purchaser, constitutes the valid and legally binding obligation of the Issuers enforceable against the Issuers in accordance with its terms, except that the enforcement hereof may be subject to (v) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (w) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (x) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, (y) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable and (z) the unenforceability under certain circumstances under law or court decisions of provisions for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy (clauses (v) through (z) above are referred to collectively herein as, the "Enforceability Limitations"). Except as described in


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      the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement, the Securities, the Guarantees, the Exchange Securities, the Private Exchange Securities or the Indenture by any of the Issuers (to the extent each such person is a party thereto) or the consummation by any Issuer of any of the transactions contemplated hereby or thereby or by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), except such as have been obtained and such as may be required under the Act, the Trust Indenture Act or state securities or "Blue Sky" laws or where the failure to obtain such consent, approval, authorization or order would not have a Material Adverse Effect. None of the Issuers is (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to any of the Issuers which violation would have a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or other agreement or instrument to which any of the Issuers is subject, which default would have a Material Adverse Effect.

            The execution, delivery and performance by the Issuers of this Agreement, the Securities, the Guarantees, the Exchange Securities, the Private Exchange Securities or the Indenture (to the extent each such person is a party thereto), and the consummation by each of the Issuers of the transactions contemplated hereby, thereby and by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) will not conflict with or constitute or result in a breach or violation by any of the Issuers of any of (x) the terms or provisions of, or constitute a default by any of the Issuers under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which any such person is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default would have a Material Adverse Effect, (y) the certificate of incorporation or bylaws of any such person, or (z) any statute, judgment, decree, order, rule or regulation (excluding state securities and "Blue Sky" laws) of any court or governmental agency or other body


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      applicable to any such person, or any of their respective properties, which conflict, breach, violation or default would have a Material Adverse Effect.

          (vii) (x) Immediately after the consummation of the issuance of the Securities and the consummation of the other transactions contemplated by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), the fair value and present fair saleable value of the assets of each Issuer will exceed the sum of its stated liabilities and identified contingent liabilities; and (y) after giving effect to the issuance of the Securities and the consummation of the other transactions contemplated by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), none of the Issuers is (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) insolvent.

         (viii) Each of the Issuers has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized and, when executed and delivered by the Issuers will constitute a valid and legally binding agreement of each of the Issuers enforceable against each of the Issuers in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Limitations.

           (ix) The Company has delivered to the Initial Purchaser a true and correct copy of the New Credit Facility (as defined in the Memorandum) together with all related documents, instruments and agreements and all schedules, exhibits, appendices and attachments thereto except as described in the Final Memorandum (or if the Final Memorandum is not yet in existence the most recent Preliminary Memorandum); there will have been no material amendments, alterations, modifications or waivers of any of the provisions of the New Credit Facility since its date of execution, other than the first, second and third amendments thereto, the limited waiver thereunder dated January 28, 1996 and certain releases of collateral thereunder in connection with equipment sale-leaseback transactions; there exists as of the date hereof and will exist on the Closing Date, after giving effect to the issuance of the Securities and the consummation of the other transactions contemplated by the Final Memorandum


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      (or if the Final Memorandum is not yet in existence, the most recent
      Preliminary Memorandum) no event or condition which would constitute a default or an event of default or other violation or breach of the New Credit Agreement.

            (x) Except as disclosed in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), and except as would not individually or in the aggregate have a Material Adverse Effect (w) each of the Issuers is in compliance with all applicable Environmental Laws (as defined below), (x) each of the Issuers has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (y) there are no pending, or to the best knowledge of any of the Issuers threatened, Environmental Claims (as defined below) against any of the Issuers and (z) each of the Issuers does not have knowledge of any circumstances with respect to any of their respective properties or operations that could reasonably be anticipated to form the basis of an Environmental Claim against any of the Issuers or any of their respective properties or operations and the business operations relating thereto that could reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means, with respect to any person, any federal, state, local or municipal statute, law, rule, regulation, ordinance, code and any published judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment binding on such person or any of its subsidiaries, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any such governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

           (xi) The audited consolidated financial statements of the Company included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) present fairly the consolidated financial position, results of operations and cash flows of the Company at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and


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      the unaudited consolidated financial statements of the Company and the related notes included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) present fairly the consolidated financial position, results of operations and cash flows of the Company at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.

            The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

            Each of Arthur Andersen LLP and KPMG Peat Marwick, which has audited certain of such financial statements as set forth in their reports included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) is an independent public accounting firm as within the meaning of the Act. The statistical and market-related data (including, without limitation, the estimated cost savings information) included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) are based on or derived from sources which the Issuers believe to be reliable and accurate.

          (xii) Except as described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) there is not pending or, to the knowledge of any of the Issuers, threatened, any action, suit, proceeding, inquiry or investigation to which any Issuer, or to which the property of any Issuer is subject, before or brought by any court or governmental agency or body, which would if adversely determined have a Material Adverse Effect.

         (xiii) Each of the Issuers has (a) good and marketable title to all the real properties and other material assets (personal, tangible, intangible or mixed) owned by it, or purported to be owned by it, and, as of the Closing Date, such title will be free and clear of all liens, except for liens which would be permitted under the Indenture and (b) peaceful and undisturbed possession under all leases to which it is a party as lessee or sublessee, except for such defects in title or lack of possession that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each of the Issuers operates all material real and personal property leased by it under valid and enforceable leases and has performed in all material respects the obligations required to be performed by it with respect to each such lease, except for such leases and obligations which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. As to leases with respect to which any Issuer is the lessor, the lessees and other parties under such leases are in compliance with all terms and conditions thereunder and such leases are in full force and effect except for any failures to comply or remain in full force and effect which could not reasonably be expected to have a Material Adverse Effect. All tangible assets and properties of each Issuer are in good working order (subject to ordinary wear and tear) and are adequate for the uses to which they are being put or would be put in the ordinary course of business except for such assets and properties as are not material in the aggregate to the business, condition (financial or otherwise) or results of operations of the Issuers taken as a whole.

          (xiv) The Issuers own, or are licensed under, and have the rights to use, all trademarks and trade names (collectively, "Intellectual Property") used in, or necessary for the conduct of, their businesses as currently conducted, and the consummation of the transactions contemplated hereby and by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) will not alter or impair any such rights, except for such alterations or impairments as could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Issuers no claims have been asserted by any person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto, except for such claims as could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Issuers, there is no valid basis for any such claim and the use of such Intellectual Property by the Issuers does not infringe on the rights of any person. Each of the Issuers has obtained all licenses, permits, franchises and other governmental authorizations, the lack of which would have a Material Adverse Effect.

           (xv) Subsequent to the respective dates as of which information is given in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) and except as described therein or contemplated thereby, (x) none of the Issuers has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (y) none of the Issuers has purchased any of its respective outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their respective capital stock or otherwise.

          (xvi) All taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from any of the Issuers that are due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest and for which an adequate reserve or accrual has been established in accordance with generally accepted accounting principles, and except where the failure so to pay is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. The Issuers know of no actual or proposed additional tax assessments for any fiscal period against the Issuers that, singly or in the aggregate, is reasonably likely to have a Material Adverse Effect.

         (xvii) None of the Issuers, or any agent acting on behalf of any of them has taken or will take any action that might cause this Agreement, the issuance or sale of the Securities or the issuance of the Guarantees to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System as in effect on the Closing Date.

        (xviii) None of the Issuers is now, nor after giving effect to the issuance of the Securities or the consummation of the other transactions contemplated by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) will any Issuer be, an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (xix) Except as stated in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) none of the Issuers knows of any outstanding claims for services, either in the nature of a finder's fee, financial advisory fee, origination fee or similar fee, with respect to the transactions contemplated hereby.

           (xx) Except as stated in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) none of the Issuers nor, to the best of the Issuers' knowledge, any of the Issuers' respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stablization or manipulation of the price of any security of the Issuers to facilitate the issuance of the Securities.

          (xxi) None of the Company, the Subsidiary Guarantors or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in repsect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming (i) the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, (ii) the due performance by the Initial Purchaser of the covenants and agreements set forth in
      Section 8 hereof, and (iii) compliance by the Initial Purchaser with the transfer restrictions described under the caption "Transfer Restrictions" in the Memorandum, it is not necessary in connection with the offer, sale and deliver of the Securities to the Initial Purchaser in the manner contemplated by this Agreement to register any of the

      Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "TIA").

         (xxii) No securities of any Issuer are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealter quotation system.

        (xxiii) The Issuers have not (a) "incurred," as such term is used in the Existing Indentures (as defined below), any "Indebtedness" pursuant to, or in reliance on, the last clause of the definition of "Permitted Indebtedness," (b) "made," as such term is used in the Existing Indentures, any "Investments" pursuant to, or in reliance on, the last clause of the definition of "Permitted Investments" or (c) "created, incurred, assumed or suffered to exist," as such terms are used in the Existing Indentures, any "Liens" pursuant to, or in reliance on, the last full clause of the definition of "Permitted Liens". For purposes of the preceding sentence, Existing Indentures shall mean, collectively, (i) the 13.75% Senior Subordinated Notes Indenture and the 11% Senior Subordinated Notes Indenture, each dated as of June 1, 1995 by and between the Issuers and United States Trust Company of New York, as trustee and (ii) the 10.45% Senior Notes Indenture dated as of June 1, 1995 by and between the Issuers and Norwest Bank Minnesota, National Association, as trustee. Capitalized terms in quotes used in this clause (xxiii) shall have the meanings ascribed to such terms in the applicable Existing Indenture.

            Any certificate signed by any officer of any Issuer and delivered pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the Securities shall be deemed a representation and warranty by the Issuers to the Initial Purchaser as to the matters covered thereby, and shall not be deemed a representation by such officer as an individual.

            3.    Purchase, Sale and Delivery of the Securities.

            (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuers, at 92.375% of their principal amount, the Securities. One or more certificates in definitive form for the Securities that the

Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Issuers at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer or check of immediately available funds to the account of the Company. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on June 6, 1996, or at such other place, time or date as the Initial Purchaser and the Issuers may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Issuers will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchaser at the offices in New York, New York of BT Securities Corporation at least 24 hours prior to the Closing Date.

            (b) The obligation of the Company and the Subsidiary Guarantors to issue and sell the Securities hereunder shall be subject to the condition that the Agent and the Requisite Lenders (as defined in the New Credit Facility) shall have approved the terms thereof in accordance with the Third Amendment, Consent and Waiver dated as of March 8, 1996 under the New Credit Facility.

            4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

            5. Certain Covenants. Each Issuer jointly and severally covenants and agrees with the Initial Purchaser that:

            (i) The Issuers will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given its consent (which consent shall not be unreasonably withheld). The Issuers will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary in connection with the resale of the Securities by the Initial Purchaser for such Memorandum not to contain any untrue statement of a material fact or omission of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or to comply with applicable laws, rules or regulations.

           (ii) Each Issuer will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities by the Initial Purchaser; provided, however, that in connection therewith no Issuer shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or, except at the expense of the Initial Purchaser, to keep any state qualification effective after one year.

          (iii) If, at any time prior to the completion of the initial resale by the Initial Purchaser of the Securities, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser, to amend or supplement the Final Memorandum in order to make the Final Memorandum not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Final Memorandum in order to comply with applicable law, the Issuers shall (subject to Section 5(i)) forthwith amend or supplement the Final Memorandum (in form and substance reasonable satisfactorily to counsel for the Initial Purchaser and in compliance with applicable law) so that, as so amended or supplemented, the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with applicable law, and the Issuers will furnish to the Initial Purchaser a reasonable number of copies of such amendment or supplement.

           (iv) The Issuers will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

            (v) For so long as any of the Securities remain outstanding, the Company will furnish to the Initial

      Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

           (vi) Neither the Company nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

          (vii) The Company will not and will not permit any of its subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

         (viii) For so long as any of the Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

           (ix) The Company will use its best efforts to (i) permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "Portal Market") and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

            (x) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

           (xi) Prior to the Closing Date, the Issuers will furnish to the Initial Purchaser, as soon as they have been prepared by or are available to the Issuers, a copy of any unaudited interim consolidated financial statements of the Company and its subsidiaries, for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

            6. Expenses. The Issuers jointly and severally agree to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by any Issuer, (iv) the preparation, issuance and delivery to the Initial Purchaser of any certificates evidencing the Securities and the Guarantees, including trustees' fees, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchaser relating thereto, (vi) expenses of the Issuers in connection with any meetings with prospective investors in the Securities, (viii) fees and expenses of the Trustee including fees and expenses of its counsel, (ix) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market, and (x) any fees charged by investment rating agencies for the rating of the Securities. Notwithstanding any of the foregoing, the Company will not be responsible for any of the fees and expenses of the Initial Purchaser (including, without limitation, fees and disbursements of counsel for the Initial Purchaser) incurred in connection with the transactions contemplated hereby.

            7. Conditions of the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities are subject to the accuracy of the representations and warranties contained herein, to the performance by each Issuer of its covenants and agreements hereunder and to the following additional conditions:

            (i) The Initial Purchaser shall have received opinions in form and substance satisfactory to the Initial Purchaser, dated the Closing Date, of (a) Latham & Watkins, special counsel for the Issuers, substantially in the form of Exhibit B hereto and (b) Irwin, Clutter & Severson, special Kansas counsel to the Issuers, substantially in the form of Exhibit C hereto.

           (ii) The Initial Purchaser shall have received an opinion, dated the Closing Date, of Cahill Gordon &

      Reindel, counsel for the Initial Purchaser, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement, and such other related matters as the Initial Purchaser may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

          (iii) The Initial Purchaser shall have received, from Arthur Andersen LLP, independent public accountants for the Issuers, letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Initial Purchaser and Cahill Gordon & Reindel, counsel for the Initial Purchaser.

           (iv) The Initial Purchaser shall have received from KPMG Peat Marwick, independent public accountants for RSI and RGC, letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Initial Purchaser and Cahill Gordon & Reindel, counsel for the Initial Purchaser.

            (v) The representations and warranties of each Issuer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date (other than to the extent any such representation or warranty is expressly made as to a certain date); each Issuer shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to the date of the most recent financial statements in the Final Memorandum, there shall have been no material adverse change in the business, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Change"), or any development involving a prospective Material Adverse Change, except as set forth in, or contemplated by, the Final Memorandum.

           (vi) Neither the issuance and sale of the Securities pursuant to this Agreement nor any of the other transactions contemplated by the Final Memorandum shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to this Agreement or any of the transactions contemplated by the Final Memorandum, before any court or governmental authority.

          (vii) The Initial Purchaser shall have received a certificate, dated the Closing Date, of the Vice Chairman, President or any Vice President (and with respect to (B) below, the Chief or Principal Financial Officer) of the Company to the effect that:

                  (A) The representations and warranties of each Issuer in this Agreement are true and correct in all material respects as if made on and as of the Closing Date, and each Issuer has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date after giving effect to the transactions contemplated hereby and the Final Memorandum;

                  (B) Subsequent to the respective dates as of which information is given in the the Final Memorandum, there has not been any Material Adverse Change;

                  (C) Neither the sale of the Securities by the Issuers nor any of the other transactions contemplated hereby or by the Final Memorandum has been enjoined (temporarily or permanently); and

                  (D) The Issuers have complied in all material respects with all agreements and covenants in the New Credit Facility and performed in all material respects all conditions to borrowing specified therein.

         (viii) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by the Issuers and such agreement shall be in full force and effect at all times from and after the Closing Date.

           (ix) The Agent and the Requisite Lenders shall have approved the sale and issuance of the Securities in accordance with the Third Amendment, Consent and Waiver dated as of March 8, 1996 under the New Credit Facility.

            On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Issuers as they shall have heretofore reasonably requested from the Issuers.

            All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Issuers shall furnish to the Initial Purchaser such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchaser shall reasonably request.

            8. Offering of Securities; Restrictions on Transfer. The Initial Purchaser represents and warrants that it is a QIB. The Initial Purchaser agrees with the Issuers that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States (x) persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (y) a limited number of other institutional investors reasonably believed by the Initial Purchaser to be Accredited Investors that, prior to their purchase of the Securities, deliver to the Initial Purchaser a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum.

            9. Indemnification and Contribution. (a) Each Issuer jointly and severally agrees to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by any Issuer or based upon written information furnished by or on behalf of any Issuer filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application") or

           (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that none of the Issuers will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to any Issuer by the Initial Purchaser specifically for use therein; and provided, further, that neither the Company nor the Subsidiary Guarantors will be liable to the Initial Purchaser or any person controlling the Initial Purchaser with respect to any such untrue statement or omission made in the Preliminary Memorandum that is corrected in the Offering Memorandum (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from the Initial Purchasers in reliance upon the Preliminary Memorandum but was not sent or given a copy of the Offering Memorandum (as amended or supplemented) at or prior to the written confirmation of the sale of such Notes to such person, unless such failure to deliver the Offering Memorandum (as amended or supplemented) was a result of noncompliance by the Company or the Subsidiary Guarantors with Section 5(iv) of this Agreement. This indemnity agreement will be in addition to any liability that any Issuer may otherwise have to the indemnified parties. None of the Issuers will, without the prior written consent of the Initial Purchaser, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification from the Initial Purchaser may be sought hereunder (whether or not the Initial Purchaser or any person who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Initial Purchaser and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

            (b) The Initial Purchaser will indemnify and hold harmless each Issuer, their respective directors, their respective officers and each person, if any, who controls any Issuer within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Issuer or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to any Issuer by the Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by any Issuer or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third- party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser will not, without the prior written consent of the Company and any affected Subsidiary Guarantor settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification from the Company or any affected Subsidiary Guarantor may be sought hereunder (whether or not the Company or any such affected Subsidiary Guarantor or any person who controls the Company or any such affected Subsidiary Guarantor within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company or any such affected Subsidiary Guarantor and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

            (c)  Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this
Section 9 or the Issuers in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses other than discounts and commissions) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Guarantors on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. Each Issuer and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Issuers on the one hand and the Initial Purchaser on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts and commissions received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of each Issuer, each officer of each Issuer and each person, if any, who controls any Issuer within the meaning of
Section 15 of the Act of Section 20 of the Exchange Act, shall have the same rights to contribution as each such Issuer.

            10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of each Issuer, their respective officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of any Issuer, any of their respective officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and
(ii) delivery of and payment for the Securities, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Issuers, the Initial Purchaser, RSI and indemnified parties referred to in Section 9 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Issuers given prior to the Closing Date in the event that any Issuer shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

            (i) Any Issuer shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference has had or has a Material Adverse Effect or there shall have been any Material Adverse Change, or any development involving a prospective Material Adverse Change (including without limitation a change in management or control of any Issuer), except as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto);

           (ii) trading in securities generally on the New York or American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

          (iii) a banking moratorium shall have been declared by New York or United States authorities; or

           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (c) any material change in the financial markets of the United States which, in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum, as amended as of the date hereof.

            (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

            12. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered or telecopied and confirmed in writing to the Initial Purchaser c/o BT Securities Corporation, One Bankers Trust Plaza, New York, New York 10005, Attention:
Gerald McConnell, and with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: William M. Hartnett, Esq. If sent to any Issuer, shall be mailed, delivered or telegraphed and confirmed in writing to Ralphs Grocery Company, 1100 West Artesia Blvd., Compton, California 90220, Attention: Jan Charles Gray, Esq., Senior Vice President, General Counsel and Secretary, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, Attention: Thomas C. Sadler, Esq.

            13. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, each Issuer and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of each Issuer contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors of each Issuer, their respective officers and any person or persons who control any Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchaser will be deemed a successor because of such purchase.

            14. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

            15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among each of the Issuers and the Initial Purchaser.

                                    Very truly yours,

                                    RALPHS GROCERY COMPANY


                                    By:

                                          Name:  Jan Charles Gray
                                          Title:  Senior Vice President
                                                   General Counsel &
                                                   Secretary



                                    ALPHA BETA COMPANY,
                                    BAY AREA WAREHOUSE STORES, INC.
                                    BELL MARKETS, INC.,
                                    CALA CO.,
                                    CALA FOODS, INC.,
                                    FALLEY'S, INC.,
                                    FOOD 4 LESS OF CALIFORNIA, INC.,
                                    FOOD 4 LESS MERCHANDISING, INC.,
                                    FOOD 4 LESS OF SOUTHERN
                                      CALIFORNIA, INC.,
                                    FOOD 4 LESS GM, INC.
                                    CRAWFORD STORES, INC.
                                      as Subsidiary Guarantors


                                    By:

                                          Name:  Jan Charles Gray
                                          Title:  Senior Vice President
                                                   General Counsel &
                                                   Secretary

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT SECURITIES CORPORATION


By:  _____________________________
     Name:   Gerald McConnell
     Title:  Vice President

                                                                       Exhibit B

                    Form of Opinion of Latham & Watkins


            1. Each of Ralphs Grocery Company (the "Company") and the Subsidiary Guarantors (other than Falley's ) (collectively, the "Corporations") has been duly incorporated and is validly existing and in good standing under the laws of its state of incorporation with corporate power and authority to own or lease its properties and to conduct its business as now conducted as described in the Final Memorandum.

            2. Each of the Company, Cala Co. and Food 4 Less of Southern California, Inc. is duly qualified to do business as a foreign corporation in California and is in good standing in California.

            3. The Company or a subsidiary or subsidiaries of the Company own of record in the aggregate 100% of the capital stock of each corporation that is a Subsidiary Guarantor (other than Falley's) and all such capital stock has been duly authorized and validly issued and is fully paid and nonassessable.

            4. Each of the Corporations has full corporate power and authority to execute, deliver and perform each of its obligations under the Purchase Agreement, the Indenture, the Notes, the Exchange Notes, the Private Exchange Notes and the Guarantees and to issue the Notes, the Exchange Notes, the Private Exchange Notes and the Guarantees to be issued by it pursuant to the Indenture.

            5. Except as set forth in the Final Memorandum, to the best of such counsel's knowledge, no holder of securities of the Corporations is entitled to have such securities registered under a registration statement filed by the Company pursuant to the Registration Rights Agreement.

            6. To the best of our knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting any of the Corporations or any of their respective properties or assets in any court or before any governmental authority or arbitration board or tribunal that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the Purchase Agreement, the Registration Rights Agreement, the Indenture or the issuance, sale and delivery of the Notes or the Guarantees.

            7. The Indenture has been duly authorized, executed and delivered by the Corporations and (assuming due authorization, execution and delivery by the Trustee) is the legally valid and binding agreement of the Corporations, enforceable against the Corporations in accordance with its terms; the Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended.

            8. The Notes have been duly authorized by the Company for issuance and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

            9. The Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Company and when the Exchange Notes and the Private Exchange Notes have been duly executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms.

            10. Each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Corporations; the execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Guarantees by the Corporations, to the extent each is a party thereto, and the issuance and sale of the Notes pursuant to the Purchase Agreement and the making of the Guarantees pursuant to the Indenture will not result in the violation by any Corporation of its certificate or articles of incorporation or bylaws or any federal, New York, California, or Delaware General Corporation Law statute, rule or regulation known to us to be applicable to the Corporations (other than federal or state securities laws, which are specifically addressed elsewhere herein) or in the breach of or a default by any Corporation under any of the material agreements or court orders specifically directed to the Corporations (which material agreements have been identified to us by an officer of such person as material to such person), which conflict, violation, breach or default would have a material adverse effect on the Company and the Subsidiary Guarantors, taken as a whole.

            11. The Company and the Subsidiary Guarantors have all requisite corporate power and authority to execute, deliver and perform their obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company and the Subsidiary Guarantors and (assuming due authorization, execution and delivery thereof by the Initial Purchaser) constitutes the valid and legally binding agreement of the Company and the Subsidiary Guarantors and is enforceable against the Company and the Subsidiary Guarantors and in accordance with its terms.

            12. To the best of our knowledge, no consent, approval, authorization or order of, or filing with, any federal, New York, California, or Delaware court or governmental agency or body is required for the issuance and sale of the Notes by the Company pursuant to the Purchase Agreement and the making of the Guarantees by the respective Subsidiary Guarantors (other than Falley's) pursuant to the Indenture, except such as may be required under state securities laws in connection with the purchase and distribution of such Notes and Guarantees by the Initial Purchaser.

            13. We call your attention to the fact that the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Guarantees select the internal laws of the State of New York as the governing law. It is our opinion that a New York State court or a federal court sitting in New York will honor the parties' choice of the internal laws of the State of New York as the law applicable to such documents.

            14. The statements set forth in the Offering Memorandum under the caption "Description of Notes", insofar as they purport to summarize certain provisions of the Notes and the Indenture, provide fair summaries thereof and are accurate in all material respects.

            15. No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchaser as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with Section 8 of this Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming
(i) that the Initial Purchaser and the purchasers who buy such Notes in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs") or, in the case of purchasers who buy Notes in the initial resale, are a limited number of accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Act ("Accredited Investors"), (ii) the accuracy of the Initial Purchaser's representations in Section 8 and those of the Corporations contained in this Agreement regarding the absence of a general solicitation in connection with the sale of such Notes to the Initial Purchaser and the initial resale thereof, (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof (iv) compliance by the Initial Purchaser with the transfer restrictions described under the caption "Transfer Restrictions" in the Memorandum and (v) the accuracy of the representations made by each Accredited Investor who purchases Notes in the initial resale as set forth in the Memorandum.

            16. In addition, we have participated in conferences with officers and other representatives of the Company and the Subsidiary Guarantors, representatives of the independent public accountants for the Company and the Subsidiary Guarantors and your representatives, at which the contents of the Memorandum and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Memorandum and have not made any independent check or verification thereof, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company and the Subsidiary Guarantors), no facts came to our attention that caused us to believe that the Memorandum, at the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules and other financial and statistical data included in the Final Memorandum.

                                                                       Exhibit C

                  Form of Opinion of Irwin, Clutter & Severson


            (1) Falley's is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Kansas, and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted.

            (2) The authorized capital stock of Falley's is 1,000 shares of common stock, ten cents par value. As of the date herein, 1,000 shares of such common stock are issued and outstanding, all of which are owned of record by the Company. All such outstanding shares of stock have been duly authorized and validly issued and are fully paid and nonassessable.

            (3) Falley's has full corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Guarantees pursuant thereto.

            (4) Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Guarantees has been duly authorized by all necessary corporate action, executed and delivered by Falley's.

            (5) The execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the issuance of the Guarantees by Falley's pursuant to the Indenture will not result in the violation of any Kansas statute, rule or regulation (other than state securities laws) known to us to be applicable to Falley's, which violation would have a material adverse effect on the Company and the Subsidiary Guarantors, taken as a whole. To the best of our knowledge, no consent, approval, authorization or order of, or filing with, any Kansas court or governmental agency or body is required for the making of the Guarantees by Falley's pursuant to the Indenture, except such as may be required under state securities laws.